Exhibit 99.1

Muscle Maker, Inc. Reports Top Line Revenue Over $58.9 Million for April 2023

Fort Worth, Texas, June 1, 2023 (ACCESSWIRE) — Muscle Maker, Inc. (Nasdaq: GRIL), (the “Company”), today announced that it has achieved top line revenue of over $58.9 million for the month of April 2023. This revenue announcement marks the achievement of six consecutive months above $50 million revenue for the company and demonstrates continued success of Sadot LLC, its wholly owned subsidiary, with a total revenue since inception in November 2022 of over $418 million.

“April’s results reflect our continued growth in the global supply chain of Agri-commodities,” stated Michael Roper, CEO. “Sadot’s continues to generate significant top line contribution and increasing exposure to the global markets and players within. In addition to our trading activities, we recently announced the acquisition of the 5,000-acre (approx.) grain and fruit farm in Zambia, which we believe represents the next step of building the foundations for growth and diversification into additional verticals in the supply-chain. The farm, located in the Mkushi region of Zambia, is expected to generate revenues by the end of harvest season in 2023.

As stated in prior updates, we are committed to continue keeping investors informed of our ongoing company evolution, since the announcement of the creation of our Sadot, LLC division. We have been attending several investor conferences and looking to more directly engage with our current and potential new shareholders, retail and institutional.”

The preliminary, unaudited financial results included in this press release are based on information available as of April 30, 2023, and management’s initial review of operations and financial results as of such date. They remain subject to change based on the completion of the Company’s customary quarterly financial closing and review procedures and are forward-looking statements. The Company assumes no obligation to update these statements, except as may be required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this press release and in the Company’s annual and quarterly filings with the Securities and Exchange Commission. Further, the Company’s independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results.

About Muscle Maker, Inc.

In late 2022, Muscle Maker began its evolution from a consumer-focused, U.S. restaurant business into a global, food-focused organization with two distinct business units:

Sadot LLC

Muscle Maker’s largest operating unit is its newly-created subsidiary, Sadot LLC. Sadot is an international agri-foods company engaged in trading and shipping food (and feed) commodities such as soybean meal, wheat and corn. Sadot was formed in partnership with Aggia LLC FZ, a Dubai based, international consulting firm that provides services to companies operating in the global food supply chain.

MMI Restaurant Group

Muscle Maker’s legacy business is our limited collection of 50+ restaurants, including Pokémoto Hawaiian Poké & Boba Tea and Muscle Maker Grill, and our subscription, fresh-prep meal service, Superfit Foods, with 30+ points of distribution plus in-home and national delivery. All three concepts compete in the growing healthier-for-you segment. National franchise development of the Pokémoto concept is the key growth driver with more than –50+ franchise units already in the pipeline.

Forward-Looking Statements

This press release may include “forward-looking statements” pursuant to the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products, or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as “should”, “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” and “proposes.” Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in documents that we file from time to time with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Muscle Maker, Inc., does not undertake any duty to update any forward-looking statements except as may be required by law.

Investor Relations:

Frank Pogubila

SVP

Integrous Communications

W - 951.946.5288

E - IR@musclemakergrill.com